Filed pursuant to Rule 497(a)

Registration File No. 333-214405

NEWS RELEASE

Contact:	Jennifer Franklin	Ben Tanner
Phone:	949-333-1721	212-635-8676
Email:	jfranklin@steadfastscmg.com	ben.tanner@bnymellon.com

Steadfast Alcentra Global Credit Fund Commences Operations

Fund meets minimum offering requirements and begins admitting shareholders

IRVINE, Calif. and NEW YORK, Aug. 17, 2017 – Steadfast Alcentra Global Credit Fund (“SAGC”), an unlisted closed-end fund advised by Steadfast Investment Adviser, LLC, an affiliate of Steadfast Companies, and sub-advised by Alcentra NY, LLC (“Alcentra”), a BNY Mellon investment boutique, announced today that it has successfully satisfied its $3 million minimum offering requirement in its initial public offering, admitted its initial shareholders and commenced operations. SAGC acquired a diverse portfolio of bond and loan positions with the offering proceeds.

In connection with commencing operations, the board of trustees of SAGC has authorized a daily distribution to stockholders of record as of the close of business on each day of the period commencing on September 1. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.00165260 per Class T share of common stock. These distributions will be aggregated and paid in cash or shares of common stock monthly in arrears pursuant to the distribution reinvestment plan.

“We are pleased to have quickly met our minimum offering requirement and be able to declare an attractive distribution for our shareholders,” said Michael A. Tamasco, president of Steadfast Alcentra Global Credit Fund. “We will now aggressively pursue our investment strategy and expect to become an active lender to middle-market companies throughout the United States and Western Europe.”

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SAGC is registered as a closed-end fund under the Investment Company Act of 1940 and is offering up to $3 billion in common shares of beneficial interest. The fund intends to use the proceeds of the offering to provide customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt, as well as minority equity positions.

About Steadfast Companies

SAGC’s adviser is Steadfast Investment Adviser, LLC, an affiliate of Steadfast Companies, a group of integrated investment, management and development companies. Steadfast Companies, with its corporate office located in Irvine, Calif., owns and/or manages more than $4.6 billion in assets as of December 31, 20161 and employs a staff of over 2,100 in the U.S. and Mexico. Since its founding in 1994, Steadfast Companies has, directly or indirectly, sponsored 50 privately or publicly offered prior investment programs.

About Alcentra

Alcentra NY, LLC, the fund’s sub-adviser, is part of BNY Alcentra Group Holdings, Inc. (“Alcentra Group”). Alcentra Group is a market leader in managing investments in private debt on a global basis. Alcentra Group is comprised of Alcentra NY, LLC and Alcentra Limited and has investment offices in London, New York and Boston and representatives in San Francisco, Singapore and Hong Kong. Alcentra Group is one of 13 affiliated investment management firms that are part of BNY Mellon Investment Management, one of the world's leading investment management organizations and one of the top U.S. wealth managers, with $1.8 trillion in assets under management as of June 30, 20172.

Alcentra Group is a subsidiary of The Bank of New York Mellon Corporation, and is a specialist manager of global sub-investment grade credit with $33.5 billion of assets under management across more than 75 investment vehicles3. Alcentra Group has more than 130 employees, including 65 investment professionals.

1 Sourced by Steadfast Companies

2 Sourced by BNY Mellon.

3 Sourced by Alcentra Group as of June 30, 2017. Assets under management reflect assets of all accounts and portions of accounts managed by Alcentra Group for itself and assets managed by Alcentra Group personnel for affiliates under dual officer arrangements.

This press release contains certain forward-looking statements. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this release. Such factors include those described in the risk factors sections of the fund’s prospectus and other reports filed with the Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and the fund undertakes no obligation to update any such statements that may become untrue because of subsequent events.

Investors should consider the investment objectives, risks, charges and expenses of the fund carefully before investing. There is no guarantee that the fund’s objective will be achieved or investment strategy will be successful.

Securities are distributed by Steadfast Capital Markets Group, LLC Member: FINRA/SIPC

THIS PRESS RELEASE IS QUALIFIED FOR ISSUANCE IN THE US ONLY AND IS FOR INFORMATIONAL PURPOSES ONLY. this press release IS ISSUED TO MEMBERS OF THE FINANCIAL PRESS AND MEDIA AND THE INFORMATION CONTAINED HEREIN SHOULD NOT BE CONSTRUED AS INVESTMENT ADVICE. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor THERE ANY sale of these securities in any state in WOULD WHICH SUCH OFFER, SOLICITATION, OR SALE be unlawful prior to registration or qualification under the securities laws of any such state. An offer is made only by the prospectus. For A copy of the prospectus, please contact your investment professional or steadfast capital markets group at 877.567.SCMG (7264).  INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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